UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

ITC^DELTACOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23253	58-2301135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia		31833
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former name or former address, if changed since last report.)

Item 5.    Other Events and Regulation FD Disclosure

On October 6, 2003, ITC^DeltaCom, Inc. (the “Company”) completed its previously-reported merger with BTI Telecom Corp. (“BTI”) and the other transactions contemplated by the agreement and plan of merger, dated as of July 2, as amended, among the Company, one of the Company’s wholly-owned subsidiaries, BTI, Welsh, Carson, Anderson & Stowe VIII, L.P. and other named parties.

This Current Report on Form 8-K includes certain unaudited historical consolidated financial statements of BTI as of September 30, 2003 and 2002 and for the nine-month periods then ended, and unaudited pro forma financial information for the Company as of September 30, 2003 and for the nine months then ended and the year ended December 31, 2002 after giving effect to the merger and the other transactions contemplated by the merger agreement. BTI’s unaudited historical consolidated financial statements and the Company’s unaudited pro forma financial information are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed pursuant to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Unaudited Financial Statements of BTI for Nine Month Periods Ended September 30, 2002 and 2003:

Unaudited Consolidated Balance Sheets of as of December 31, 2002 and September 30, 2003

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Unaudited Consolidated Statements of Operations for Nine Months Ended September 30, 2002 and 2003

Unaudited Consolidated Statements of Cash Flows for Nine Months Ended September 30, 2002 and 2003

Notes to Unaudited Consolidated Financial Statements

99.2	Unaudited Pro Forma Combined Financial Statements:

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2003

Notes to Unaudited Pro Forma Combined Balance Sheet as of September 30, 2003

Unaudited Pro Forma Combined Statement of Operations for Nine Months Ended September 30, 2003

Unaudited Pro Forma Combined Statement of Operations for Year Ended December 31, 2002

Notes to Unaudited Pro Forma Combined Statements of Operations for Nine Months Ended September 30, 2003 and Year Ended December 31, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: December 30, 2003	/s/ J. Thomas Mullis

J. Thomas Mullis Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description

99.1	Unaudited Financial Statements of BTI for Nine Months Ended September 30, 2002 and 2003:

Unaudited Consolidated Balance Sheets of as of December 31, 2002 and September 30, 2003

Unaudited Consolidated Statements of Operations for Nine Months Ended September 30, 2002 and 2003

Unaudited Consolidated Statements of Cash Flows for Nine Months Ended September 30, 2002 and 2003

Notes to Unaudited Consolidated Financial Statements

99.2	Unaudited Pro Forma Combined Financial Statements:

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2003

Notes to Unaudited Pro Forma Combined Balance Sheet as of September 30, 2003

Unaudited Pro Forma Combined Statement of Operations for Nine Months Ended September 30, 2003

Unaudited Pro Forma Combined Statement of Operations for Year Ended December 31, 2002

Notes to Unaudited Pro Forma Combined Statements of Operations for Nine Months Ended September 30, 2003 and Year Ended December 31, 2002

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